STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-2

Distribution Number	4
Beginning Date of Accrual Period	22-Jan-02
End Date of Accrual Period	19-Feb-02
Distribution Date	20-Feb-02
Previous Distribution Date	22-Jan-02

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements 31,990,486.70
Principal Collections	25,198,380.67
Interest Collections	6,792,106.03
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	31,990,486.70
Interest Paid to Certificates	1,172,447.98
Principal Paid to Certificates	30,818,038.72
Equity Certificate	-

Balance Reconciliation

Begin Principal Balance	769,301,131.43
Principal Collections (including repurchases)	25,198,380.67
Charge off Amount	0.00
End Principal Balance	744,102,750.76

Collateral Performance
Cash Yield (% of beginning balance)	11.09%
Charge off Amount (% of beginning balance)	0.00%
Net Yield	11.09%

Delinquent Loans
30-59 days principal balance of loan	13,549,932.82
30-59 days number of loans	154
60-89 days principal balance of loan	1,738,437.80
60-89 days number of loans	23
90+ days principal balance of loan	4,492,618.05
90+ days number of loans	48

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	8,586
Number of HEL outstanding (EOP)	8,320
Number of Loans that went into REO	-
Principal Balance of Loans that went into REO	0.00

Overcollateralization
Begin OC Amount	99,571,257.77
OC Release Amount	0.00
Extra Principal Distribution	5,619,658.05
End OC Amount	105,190,915.82

Target OC Amount	142,530,364.62
Interim OC Amount	99,571,257.77
Interim OC Deficiency	42,959,106.85

Monthly Excess Cashflow	5,619,658.05

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance 84.67%

Interest Calculations
1 month LIBOR	1.73875%
Class A Formula Rate (1-mo. Libor plus 37bps)	2.10875%
Class A Pass-Through Rate	2.10875%
Class M Formula Rate (1-mo. Libor plus 95bps)	2.68875%
Class M Pass-Through Rate	2.68875%
Available Funds Cap	11.36224%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	42.349575
2. Principal Distribution per $1,000	40.841855
3. Interest Distribution per $1,000	1.507720

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	2.10875%
2. Days in Accrual Period	29

3. Class A Interest Due	1,011,273.11
4. Class A Interest Paid	1,011,273.11
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	595,316,429.43
2. Class A Principal Due	27,393,857.58
3. Class A Principal Paid	27,393,857.58
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	567,922,571.85

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP .8467231
8. Class A Certificate Balance as a % of the Pool Balance, EOP .7632314

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	42.764265
2. Principal Distribution per $1,000	40.841855
3. Interest Distribution per $1,000	1.922410

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.68875%
2. Days in Accrual Period	29

3. Class M Interest Due	161,174.87
4. Class M Interest Paid	161,174.87
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	74,413,444.23
2. Class M Principal Due	3,424,181.14
3. Class M Principal Paid	3,424,181.14
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	70,989,263.09

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP .8467231
8. Class M Certificate Balance as a % of the Pool Balance, EOP .0954025